UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2008

WILLIS GROUP HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587
(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited

Ten Trinity Square

London EC3P 3AX, England

(Address of Principal Executive Offices)

(44) (20) 7488-8111

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 8, 2008, Willis Group Holdings Limited (“Willis”) and Hilb Rogal & Hobbs Company (“HRH”) announced that they had entered into an Agreement and Plan of Merger, dated as of June 7, 2008 (the “Merger Agreement”), that provides, among other things, for HRH to be merged with a wholly-owned subsidiary of Willis (the “Merger”). The Merger Agreement has been approved by the Boards of Directors of Willis and HRH and is subject to customary closing conditions, including regulatory and HRH stockholder approvals.

A copy of the press release is attached hereto as Exhibit 99.1. In addition, Willis and HRH provided supplemental information regarding the proposed Merger in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

On June 8, 2008, a video recording of a presentation by Joseph J. Plumeri, the Chairman and Chief Executive Officer of Willis, regarding the Merger was made available on Willis’ website. A transcript of the presentation is attached as Exhibit 99.3 and is incorporated by reference herein. While every effort has been made to provide an accurate transcription, there may be typographical mistakes, inaudible statements, errors, omissions or inaccuracies in the transcript. The Company believes that none of these inaccuracies is material. A replay of the recorded presentation is available until about June 30, 2008 and can be accessed via Willis’ website (http://www.willis.com).

Forward-Looking Statements

This communication may contain forward-looking information regarding Willis Group Holdings Limited and Hilb Rogal & Hobbs Company and the combined company after the completion of the transaction that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the potential benefits of the business combination transaction involving Willis and HRH, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts and assumptions of Willis’s and HRH’s management that are subject to risks and uncertainties which could cause actual outcomes and results to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to, the satisfaction of conditions to closing, including receipt of shareholder, regulatory and other approvals on the proposed terms and schedule, the proposed transaction may not be consummated on the proposed terms and schedule, uncertainty of the expected financial performance of Willis following completion of the proposed transaction, Willis may not be able to achieve the expected cost savings, synergies and other strategic benefits as a result of the proposed transaction or may take longer to achieve the cost savings, synergies and benefits than expected, the integration of HRH with Willis’s operations may not be successful or may be materially delayed or may be more costly or difficult than expected, general industry and market conditions, general domestic and international economic conditions and governmental laws and regulations affecting domestic and foreign operations.

For more information regarding other related risks, see Item 1A of Willis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and Item 1A of HRH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and similar sections of each company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2008. Copies of said 10-Ks and 10-Qs are available online at http://www.sec.gov or on request from the applicable company. You should not place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except for any obligation to disclose material information under the Federal securities laws, Willis and HRH undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this communication.

Important Merger Information

In connection with the proposed transaction, Willis and HRH intend to file relevant materials with the Securities and Exchange Commission (“SEC”). Willis will file with the SEC a Registration Statement on Form S-4 that includes a proxy statement of HRH that also constitutes a prospectus of Willis. HRH will mail the proxy statement/prospectus to its shareholders. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Willis and HRH without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also obtain these documents, free of charge, from Willis’s website (www.willis.com) under the tab “Investor Relations” and then under the heading “Financial Reporting” then under the item “SEC Filings.” You may also obtain these documents, free of charge, from HRH’s website (www.hrh.com) under the heading “Investor Relations” and then under the tab “SEC Filings.”

Willis, HRH and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from HRH shareholders in connection with the proposed transaction. Information about Willis’s directors and executive officers is available in Willis’s proxy statement, dated March 17, 2008. Information about HRH’s directors and executive officers is available in HRH’s proxy statement, dated March 31, 2008. Additional information about the interests of potential participants will be included in the prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus, meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description
Exhibit 99.1	Press Release dated June 8, 2008 titled “Willis Group Holdings and Hilb Rogal & Hobbs Agree To Combine in $2.1 Billion Transaction Aimed at Accelerating Growth and Increasing Client Value”

Exhibit 99.2	Investor Presentation

Exhibit 99.3	Transcript of Website Presentation, dated June 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2008

WILLIS GROUP HOLDINGS LIMITED

By:	/s/ Adam G. Ciongoli
Name:	Adam G. Ciongoli
Title:	General Counsel

EXHIBIT INDEX

Number	Description
Exhibit 99.1	Press Release dated June 8, 2008 titled “Willis Group Holdings and Hilb Rogal & Hobbs Agree To Combine in $2.1 Billion Transaction Aimed at Accelerating Growth and Increasing Client Value”

Exhibit 99.2	Investor Presentation

Exhibit 99.3	Transcript of Website Presentation, dated June 8, 2008